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                                                                EXHIBIT (13)(b)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

 Registrant Name                        File No.
 ---------------                        -------------------------------------
 Variable Account A                     333-103098 / 811-04865
                                        333-67866 / 811-04865
                                        333-63730 / 811-04865
                                        333-108724 / 811-04865
                                        333-63412 / 811-04865

 Variable Account B                     333-48457 / 811-04865-01


MERTON BERNARD AIDINOFF        Director                       October 21, 2005
-----------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO             Director                       October 21, 2005
-----------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE             Director and President          June 19, 2006
-----------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER          Director                        June 19, 2006
-----------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS              Director                        June 19, 2006
-----------------------------
DAVID NEIL FIELDS

DAVID LAWRENCE HERZOG          Director                       October 21, 2005
-----------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS            Director                       October 21, 2005
-----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR           Director and Chairman          October 21, 2005
-----------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                 Director                       October 21, 2005
-----------------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK              Director, Senior Vice          October 21, 2005
-----------------------------    President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER            Director                       October 21, 2005
-----------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH         Director                       October 21, 2005
-----------------------------
NICHOLAS CHARLES WALSH